SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549




                                   FORM 8-K


                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 18, 1998




                        CHARTER ONE FINANCIAL, INC.
         (Exact name of registrant as specified in its charter)




   Delaware                  0-16311                    34-1567092
(State or other     (Commission File Number)        (IRS Employer
jurisdiction of                                    Identification
incorporation)                                          No.)




1215 Superior Avenue       Cleveland, Ohio             44114
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (216) 566-5300


                                N/A
       (Former name or former address,  if changed since last
         report.)
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Item 5.           Other Events.

         Charter One Financial, Inc. ("Charter One") is filing this Current Report on Form 8-K to incorporate by reference herein the Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 of ALBANK Financial Corporation ("ALBANK"). This Current Report on Form 8-K is to be incorporated by reference into Amendment Number 1 to the Registration Statement on Form S-4 to be filed by Charter One in connection with the acquisition of CS Financial Corporation.


Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

         99       The  Quarterly  Report on Form 10-Q of ALBANK
                  for the  quarter ended  June  30,  1998
                  (Registration   No.   000-19843)   is
                  incorporated herein by reference.




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                           SIGNATURES


         Pursuant to the  requirements  of the Securities
Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTER ONE FINANCIAL, INC.



Date: August 18, 1998              By: /s/ Robert J. Vana
                                       ------------------
                                       Robert J. Vana
                                       Chief Corporate Counsel
                                       and Secretary











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                          EXHIBIT INDEX

Exhibit
Number                     Description

99 The Quarterly Report on Form 10-Q of ALBANK for the quarter ended June 30, 1998 (Registration No. 000-19843) is incorporated herein by reference.




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